                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                January 15, 1998

                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
               (Exact name of registrant as specified in charter)

        Delaware                    333-22327                  75-2655744
(State or other jurisdiction  (Commission File Number)       (IRS Employer
   of incorporation)                                      Identification Number)


225 E. John Carpenter Freeway, Irving Texas                 75062-2731
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (972) 506-5026

                               Not Applicable
                       (Former name or former address,
                       if changed since last report.)
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Item 5.  Other Events

         This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending December 31, 1997.

         Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of April 30, 1997 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on June 4, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.

         19.1             Certificateholders Statements
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               NATIONSCREDIT GRANTOR TRUST 1997 - 1 (Registrant)

                               By:  NationsCredit Commercial Corporation
                                    of America, as Servicer of NationsCredit
                                    Grantor Trust 1997 - 1

                               Date:  January 30, 1998

                               By:    /s/ LAWRENCE ANGELILLI
                               Name:  Lawrence Angelilli
                               Title: Vice President
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                                EXHIBIT INDEX

   EXHIBIT NUMBER                  DESCRIPTION
 ----------------    -------------------------
        19.1         Certificateholders Statements